Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Nine Months Ended October 31, 2005 and 2004

Forest City Enterprises, Inc. and Subsidiaries
Three and Nine Months Ended October 31, 2005 and 2004
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information
Mortgage Financings	17
Scheduled Maturities Table	18-19
Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-25
Investment in and Advances to Affiliates	26-27
Results of Operations Summary	27-30
Reconciliation of Net Earnings to EBDT	31-32
Summary of EBDT	33-46
This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed on pages 5-12 of the Company’s Form 10-K for the year ended January 31, 2005 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry, which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, risks associated with an investment in a professional sports franchise, the rate revenue increases versus the rate of expense increases, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments, adaptive re-use developments and supported-living communities. New York City operations through our partnership with Forest City Ratner Companies are part of the Commercial Group or Residential Group depending on the nature of the operations. Real Estate Groups are the combined Commercial and Residential Groups. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. The Nets, a franchise of the National Basketball Association (“NBA”) in which we are an equity investor, is a reportable segment of the Company.
We have approximately $7.8 billion of assets in 25 states and the District of Columbia at October 31, 2005. Our core markets include New York City/Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./Baltimore metropolitan area and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for 72.5 percent of the cost of our portfolio at October 31, 2005. We have offices in Boston, Chicago, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
This supplemental package contains certain measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our Form 10-K for the year ended January 31, 2005 on pages 13-24.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 29-32 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about the operating performance of our Company. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and nine months ended October 31, 2005 and 2004.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on pages 29-30), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-46.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2005 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data
October 31, 2005 and 2004
We analyze our occupancy percentages by each of our major product lines as follows:

				Average
	Occupancy	Average	Occupancy	Occupancy
	As of	Occupancy	As of	Year-to-Date
	October 31,	Year-to-Date	October 31,	October 31,
	2005	October 31, 2005	2004	2004

Retail
Comparable	93.3%	92.9%	92.3%	92.1%
Total	93.0%	92.1%	90.9%	92.1%
Office
Comparable	94.2%	94.4%	92.5%	92.3%
Total	92.6%	92.7%	92.5%	92.1%
Residential
Comparable	94.3%	93.1%	92.4%	92.6%
Total	91.8%	89.8%	92.2%	90.0%
Hotels
Comparable and Total		75.3%		75.8%
ADR		$178.66		$160.87
Retail and office occupancy as of October 31, 2005 and 2004 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of October 31, 2005 and 2004 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of October 31, 2005 and 2004 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2005 and 2004 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the nine months ended October 31, 2005 and 2004.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on pages 2-3, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both the three and nine months ended October 31, 2005 and 2004. The schedules on pages 6-7 presents comparable NOI for each of our major product lines, as well as each strategic business unit under which those product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-46.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005		2005
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation
Retail	2.1%	1.1%	2.8%	2.5%

Office	(4.8)%	(3.6)%	(1.0)%	(0.6)%

Hotel	34.2%	20.2%	27.5%	16.2%

Residential	3.8%	4.2%	3.0%	3.6%

Total	2.6%	1.7%	3.0%	2.5%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended October 31, 2005					Three Months Ended October 31, 2004					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$37,411	$4,410	$2,966	$—	$35,967	$36,644	$3,952	$2,872	$—	$35,564	2.1%	1.1%

Total	45,276	4,196	2,966	—	44,046	39,194	2,423	3,204	(13)	39,962

Office Buildings
Comparable	38,934	4,820	1,013	—	35,127	40,897	5,581	1,109	—	36,425	(4.8)%	(3.6)%

Total	40,311	4,620	778	—	36,469	40,402	5,742	1,158	380	36,198

Hotels
Comparable	12,424	3,447	445	—	9,422	9,261	2,039	615	—	7,837	34.2%	20.2%

Total	12,424	763	445	—	12,106	9,261	49	615	—	9,827

Earnings from Commercial Land Sales	6,395	227	—	—	6,168	143	—	—	—	143

Development Fees	1,052	421	—	—	631	1,453	581	—	—	872

Other	(382)	1,981	229	—	(2,134)	(934)	136	(58)	—	(1,128)

Total Commercial Group
Comparable	88,769	12,677	4,424	—	80,516	86,802	11,572	4,596	—	79,826	2.3%	0.9%

Total	105,076	12,208	4,418	—	97,286	89,519	8,931	4,919	367	85,874

Residential Group
Apartments
Comparable	22,966	872	6,517	—	28,611	22,132	927	6,265	—	27,470	3.8%	4.2%

Total	25,466	1,315	7,397	(9)	31,539	25,160	1,159	7,590	2,079	33,670

Total Real Estate Groups
Comparable	111,735	13,549	10,941	—	109,127	108,934	12,499	10,861	—	107,296	2.6%	1.7%

Total	130,542	13,523	11,815	(9)	128,825	114,679	10,090	12,509	2,446	119,544

Land Development Group	22,323	961	(48)	—	21,314	40,800	3,262	278	—	37,816

The Nets	(3,781)	—	516	—	(3,265)	(1,630)	—	156	—	(1,474)

Corporate Activities	(9,420)	—	—	—	(9,420)	(9,351)	—	—	—	(9,351)

Grand Total	$139,664	$14,484	$12,283	$(9)	$137,454	$144,498	$13,352	$12,943	$2,446	$146,535

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Nine Months Ended October 31, 2005					Nine Months Ended October 31, 2004					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$114,349	$13,583	$8,812	$—	$109,578	$111,194	$13,048	$8,776	$—	$106,922	2.8%	2.5%

Total	134,954	13,171	8,944	—	130,727	116,352	11,914	9,840	1,263	115,541

Office Buildings
Comparable	120,756	15,675	3,078	—	108,159	121,950	16,364	3,269	—	108,855	(1.0)%	(0.6)%

Total	128,131	16,600	2,792	—	114,323	119,739	17,513	3,236	2,227	107,689

Hotels
Comparable	26,840	7,177	1,432	—	21,095	21,045	4,748	1,862	—	18,159	27.5%	16.2%

Total	26,840	647	1,432	—	27,625	21,045	776	1,862	—	22,131

Earnings from Commercial Land Sales	37,970	2,326	—	—	35,644	491	—	—	—	491

Development Fees	7,714	3,085	—	—	4,629	19,641	7,856	—	—	11,785

Other	(7,929)	3,526	278	—	(11,177)	1,287	2,477	476	—	(714)

Total Commercial Group
Comparable	261,945	36,435	13,322	—	238,832	254,189	34,160	13,907	—	233,936	3.1%	2.1%

Total	327,680	39,355	13,446	—	301,771	278,555	40,536	15,414	3,490	256,923

Residential Group
Apartments
Comparable	68,445	2,757	19,420	—	85,108	66,471	2,948	18,597	—	82,120	3.0%	3.6%

Total	75,947	3,792	23,092	1,627	96,874	74,542	3,444	21,481	6,974	99,553

Total Real Estate Groups
Comparable	330,390	39,192	32,742	—	323,940	320,660	37,108	32,504	—	316,056	3.0%	2.5%

Total	403,627	43,147	36,538	1,627	398,645	353,097	43,980	36,895	10,464	356,476

Land Development Group	69,818	3,576	191	—	66,433	74,070	4,974	671	—	69,767

The Nets	(16,997)	—	1,992	—	(15,005)	(1,630)	—	156	—	(1,474)

Corporate Activities	(25,723)	—	—	—	(25,723)	(23,454)	—	—	—	(23,454)

Grand Total	$430,725	$46,723	$38,721	$1,627	$424,350	$402,083	$48,954	$37,722	$10,464	$401,315

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended October 31, 2005					Three Months Ended October 31, 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$291,236	$29,840	$81,644	$165	$343,205	$250,317	$27,939	$67,448	$5,397	$295,223
Exclude straight-line rent adjustment (1)	(3,245)	—	—	—	(3,245)	(4,915)	—	—	(202)	(5,117)

Adjusted revenues	287,991	29,840	81,644	165	339,960	245,402	27,939	67,448	5,195	290,106

Operating expenses	175,354	15,892	49,633	274	209,369	148,693	17,127	39,402	2,807	173,775
Add back depreciation and amortization for non-Real Estate Groups (b)	198	—	597	—	795	288	—	37	—	325
Add back amortization of mortgage procurement costs for non-Real Estate Groups(d)	84	—	385	—	469	41	—	148	—	189
Exclude straight-line rent adjustment (2)	(2,045)	—	—	—	(2,045)	(1,942)	—	—	9	(1,933)

Adjusted operating expenses	173,591	15,892	50,615	274	208,588	147,080	17,127	39,587	2,816	172,356

Add interest income	5,080	536	58	100	4,702	28,907	2,536	156	67	26,594
Add equity in earnings of unconsolidated entities	16,113	—	(14,733)	—	1,380	10,777	4	(8,582)	—	2,191
Remove gain on disposition recorded on equity method	(2,526)	—	2,526	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense (see below)	6,597	—	(6,597)	—	—	6,492	—	(6,492)	—	—

Net Operating Income	139,664	14,484	12,283	(9)	137,454	144,498	13,352	12,943	2,446	146,535

Interest expense, including early extinguishment of debt	(70,270)	(7,767)	(12,283)	(1,165)	(75,951)	(67,759)	(6,422)	(12,943)	(1,862)	(76,142)
Gain on disposition of equity method rental properties (e)	2,526	—	—	—	2,526	—	—	—	—	—
Gain on disposition of rental properties and other investments	—	—	—	9,476	9,476	—	—	—	31,397	31,397
Provision for decline in real estate	(3,480)	(1,360)	—	—	(2,120)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups (a)	(43,810)	(3,828)	(6,294)	—	(46,276)	(36,902)	(2,582)	(6,211)	(1,164)	(41,695)
Amortization of mortgage procurement costs — Real Estate Groups (c)	(3,480)	(757)	(303)	—	(3,026)	(3,723)	(671)	(281)	(39)	(3,372)
Straight-line rent adjustment (1) + (2)	1,200	—	—	—	1,200	2,973	—	—	211	3,184
Equity method depreciation and amortization expense (see above)	(6,597)	—	6,597	—	—	(6,492)	—	6,492	—	—

Earnings before income taxes	15,753	772	—	8,302	23,283	32,595	3,677	—	30,989	59,907
Income tax provision	(7,171)	—	—	(3,208)	(10,379)	(11,737)	—	—	(12,239)	(23,976)

Earnings before minority interest and discontinued operations	8,582	772	—	5,094	12,904	20,858	3,677	—	18,750	35,931

Minority Interest	(772)	(772)	—	—	—	(3,677)	(3,677)	—	—	—

Earnings from continuing operations	7,810	—	—	5,094	12,904	17,181	—	—	18,750	35,931

Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	—	—	—	—	—	1,409	—	—	—	1,409
Operating loss from rental properties	(720)	—	—	720	—	(229)	—	—	229	—
Gain on disposition of rental properties	5,814	—	—	(5,814)	—	18,979	—	—	(18,979)	—

	5,094	—	—	(5,094)	—	20,159	—	—	(18,750)	1,409

Net earnings	$12,904	$—	$—	$—	$12,904	$37,340	$—	$—	$—	$37,340

(a) Depreciation and amortization — Real Estate Groups	$43,810	$3,828	$6,294	$—	$46,276	$36,902	$2,582	$6,211	$1,164	$41,695
(b) Depreciation and amortization — Non-Real Estate Groups	198	—	597	—	795	288	—	37	—	325

Total depreciation and amortization	$44,008	$3,828	$6,891	$—	$47,071	$37,190	$2,582	$6,248	$1,164	$42,020

(c) Amortization of mortgage procurement costs — Real Estate Groups	$3,480	$757	$303	$—	$3,026	$3,723	$671	$281	$39	$3,372
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	84	—	385	—	469	41	—	148	—	189

Total amortization of mortgage procurement costs	$3,564	$757	$688	$—	$3,495	$3,764	$671	$429	$39	$3,561

(e)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the three months ended October 31, 2005, one equity method investment was sold, Flower Park Plaza, resulting in a pre-tax gain on disposition of $2,526. This gain has been reported in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings and therefore is included in Earnings from Continuing Operations. For the three months ended October 31, 2004, there were no equity method investments sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Nine Months Ended October 31, 2005					Nine Months Ended October 31, 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$911,550	$94,263	$231,690	$3,209	$1,052,186	$750,928	$107,607	$200,554	$20,658	$864,533
Exclude straight-line rent adjustment (1)	(11,989)	—	—	—	(11,989)	(10,052)	—	—	(849)	(10,901)

Adjusted revenues	899,561	94,263	231,690	3,209	1,040,197	740,876	107,607	200,554	19,809	853,632

Operating expenses	538,880	49,253	142,648	1,682	633,957	432,632	62,368	118,097	9,473	497,834
Add back depreciation and amortization for non-Real Estate Groups (b)	736	—	9,858	—	10,594	869	—	77	—	946
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	286	—	453	—	739	140	—	266	—	406
Exclude straight-line rent adjustment (2)	(5,806)	—	—	—	(5,806)	(8,250)	—	—	(5)	(8,255)

Adjusted operating expenses	534,096	49,253	152,959	1,682	639,484	425,391	62,368	118,440	9,468	490,931

Add interest income	18,819	1,713	505	100	17,711	36,843	3,715	116	123	33,367
Add equity in earnings of unconsolidated entities	46,029	—	(40,103)	—	5,926	60,671	—	(55,661)	—	5,010
Remove gain on disposition recorded on equity method	(21,023)	—	21,023	—	—	(31,996)	—	31,996	—	—
Add back provision for decline recorded on equity method	704	—	(704)	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense (see below)	20,731	—	(20,731)	—	—	21,080	—	(20,843)	—	237

Net Operating Income	430,725	46,723	38,721	1,627	424,350	402,083	48,954	37,722	10,464	401,315

Interest expense, including early extinguishment of debt	(213,817)	(23,030)	(38,721)	(2,236)	(231,744)	(183,126)	(20,538)	(37,722)	(6,837)	(207,147)
Gain on disposition of equity method rental properties (e)	21,023	—	—	—	21,023	31,996	—	—	—	31,996
Gain on disposition of rental properties and other investments	606	—	—	9,476	10,082	—	—	—	52,037	52,037
Provision for decline in real estate	(6,100)	(1,406)	—	—	(4,694)	—	—	—	—	—
Provision for decline in real estate of equity method rental properties	(704)	—	—	—	(704)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups (a)	(129,647)	(11,822)	(19,825)	(863)	(138,513)	(110,383)	(6,653)	(19,998)	(4,321)	(128,049)
Amortization of mortgage procurement costs — Real Estate Groups (c)	(10,040)	(2,302)	(906)	(15)	(8,659)	(10,633)	(1,981)	(845)	(188)	(9,685)
Straight-line rent adjustment (1) + (2)	6,183	—	—	—	6,183	1,802	—	—	844	2,646
Equity method depreciation and amortization expense (see above)	(20,731)	—	20,731	—	—	(21,080)	—	20,843	—	(237)

Earnings before income taxes	77,498	8,163	—	7,989	77,324	110,659	19,782	—	51,999	142,876
Income tax provision	(18,953)	—	—	(3,087)	(22,040)	(36,854)	—	—	(20,498)	(57,352)

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	58,545	8,163	—	4,902	55,284	73,805	19,782	—	31,501	85,524

Minority Interest	(8,163)	(8,163)	—	—	—	(19,782)	(19,782)	—	—	—

Earnings from continuing operations	50,382	—	—	4,902	55,284	54,023	—	—	31,501	85,524

Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	—	—	—	—	—	5,764	—	—	—	5,764
Operating earnings (loss) from rental properties	(912)	—	—	912	—	44	—	—	(44)	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	5,814	—	—	(5,814)	—	31,457	—	—	(31,457)	—

	4,902	—	—	(4,902)	—	36,604	—	—	(31,501)	5,103

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(11,261)	—	—	—	(11,261)

Net earnings	$55,284	$—	$—	$—	$55,284	$79,366	$—	$—	$—	$79,366

(a) Depreciation and amortization — Real Estate Groups	$129,647	$11,822	$19,825	$863	$138,513	$110,383	$6,653	$19,998	$4,321	$128,049
(b) Depreciation and amortization — Non-Real Estate Groups	736	—	9,858	—	10,594	869	—	77	—	946

Total depreciation and amortization	$130,383	$11,822	$29,683	$863	$149,107	$111,252	$6,653	$20,075	$4,321	$128,995

(c) Amortization of mortgage procurement costs — Real Estate Groups	$10,040	$2,302	$906	$15	$8,659	$10,633	$1,981	$845	$188	$9,685
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	286	—	453	—	739	140	—	266	—	406

Total amortization of mortgage procurement costs	$10,326	$2,302	$1,359	$15	$9,398	$10,773	$1,981	$1,111	$188	$10,091

(e)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the nine months ended October 31, 2005, three equity method investments were sold including Flower Park Plaza, Showcase and Colony Place, resulting in a pre-tax gain on disposition of $21,023. For the nine months ended October 31, 2004, three equity method investments were sold including Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall, resulting in a pre-tax gain of $31,996 which is included in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations
As of October 31, 2005

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2005	65	148,882	1.48%	$3,400,452	1.82%	$27.81
2006	206	501,864	4.99	10,972,527	5.88	28.21
2007	169	586,511	5.83	9,288,253	4.98	21.58
2008	167	599,413	5.97	10,709,593	5.74	23.93
2009	224	765,031	7.61	12,695,316	6.81	23.50
2010	171	592,379	5.90	11,925,977	6.40	25.44
2011	246	1,074,860	10.70	25,347,007	13.59	28.59
2012	124	673,980	6.71	14,052,708	7.54	25.73
2013	140	599,067	5.96	14,869,386	7.97	27.88
2014	159	684,966	6.82	12,693,818	6.81	27.27
2015	130	636,882	6.34	14,671,029	7.87	26.70
Thereafter	96	3,184,549	31.69	45,859,941	24.59	18.80

Total	1,897	10,048,384	100.00%	$186,486,007	100.00%	$23.75

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations
As of October 31, 2005

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2005	26	171,856	2.05%	$2,846,247	1.51%	$22.36
2006	56	627,752	7.48	11,206,713	5.96	25.27
2007	51	385,644	4.59	6,680,575	3.55	22.93
2008	62	514,152	6.13	9,455,912	5.03	21.88
2009	42	371,403	4.43	7,741,615	4.11	25.44
2010	36	1,017,041	12.13	14,477,247	7.69	22.34
2011	10	231,177	2.76	6,878,975	3.66	31.39
2012	14	709,001	8.45	19,603,381	10.42	31.33
2013	17	695,574	8.29	14,493,767	7.70	24.87
2014	9	582,721	6.95	12,482,685	6.63	27.75
2015	3	92,939	1.11	2,332,747	1.24	25.91
Thereafter	30	2,988,665	35.63	79,977,803	42.50	31.63

Total	356	8,387,925	100.00%	$188,177,677	100.00%	$27.64

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants
As of October 31, 2005
(Based on net base rent 1% or greater of the Company’s ownership share)

			PERCENTAGE
	NUMBER	LEASED	OF TOTAL
	OF	SQUARE	RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Regal Entertainment Group	6	451,072	4.49%
AMC Entertainment, Inc.	4	325,563	3.24
The Gap	23	289,509	2.88
The Home Depot	2	282,000	2.81
TJX Companies	8	272,554	2.71
The Limited	37	236,608	2.35
Dick’s Sporting Goods	3	226,408	2.25
Circuit City Stores, Inc.	5	164,842	1.64
Lowe’s Home Center, Inc.	1	151,273	1.51
Abercrombie & Fitch Stores, Inc.	21	142,266	1.42
Footlocker, Inc.	34	123,638	1.23
Pathmark Stores, Inc.	2	123,500	1.23
Ahold USA (Stop & Shop)	2	115,861	1.15
DSW Shoe Warehouse, Inc.	4	112,040	1.12

Subtotal	152	3,017,134	30.03

All Others	1,745	7,031,250	69.97

Total	1,897	10,048,384	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants
As of October 31, 2005
(Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	OFFICE
TENANT	SQUARE FEET	SQUARE FEET

City of New York	855,008	10.19%
U.S. Government	749,016	8.93
Millennium Pharmaceuticals, Inc.	725,833	8.65
Morgan Stanley & Co.	444,685	5.30
Securities Industry Automation Corp.	428,786	5.11
Wellchoice, Inc.	392,514	4.68
Keyspan Energy	328,679	3.92
Forest City Enterprises, Inc. (1)	319,957	3.81
Bank of New York	317,572	3.79
Bear Stearns	275,244	3.28
Alkermes, Inc.	210,248	2.51
Partners Health Care System, Inc.	136,150	1.62
University of Pennsylvania	121,630	1.45

Subtotal	5,305,322	63.25

All Others	3,082,603	36.75

Total	8,387,925	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2005
2005 Openings and Acquisitions (8)

								Cost at FCE
				FCE Legal	Pro-Rata FCE %(i)	Cost at Full	Total Cost	Pro-Rata Share	Square Feet/
		Dev.(D)	Date Opened/	Ownership%(i)		Consolidation	at 100%	(Non-GAAP)(b)	Number of
Property	Location	Acq.(A)	Acquired	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Units
							(in millions)

Retail Centers:
Saddle Rock Village	Aurora, CO	D	Q1-05/Q3-06	80.0%	100.0%	$33.8	$33.8	$33.8	354,000
Short Pump Town Center Expansion	Richmond, VA	D	Q3-05	50.0%	100.0%	27.3	27.3	27.3	88,000
Simi Valley Town Center	Simi Valley, CA	D	Q3-05	85.0%	100.0%	149.0	149.0	149.0	660,000

						$210.1	$210.1	$210.1	1,102,000

Office:
Ballston Common Office Center	Arlington, VA	A	Q2-05	50.0%	100.0%	$63.0	$63.0	$63.0	176,000

Residential:
23 Sidney Street	Cambridge, MA	D	Q1-05	100.0%	100.0%	$17.8	$17.8	$17.8	51
Metro 417 (m)	Los Angeles, CA	D	Q2-05	75.0%	100.0%	78.3	78.3	78.3	277
100 Lansdowne Street	Cambridge, MA	D	Q3-05	100.0%	100.0%	66.2	66.2	66.2	203
Ashton Mill	Cumberland, RI	D	Q3-05	90.0%	100.0%	45.3	45.3	45.3	193

						$207.6	$207.6	$207.6	724

Total 2005 Openings (b)						$480.7	$480.7	$480.7

Residential Phased-In Unit (c)(e)									Opened in ’05 / Total

Newport Landing	Coventry, OH	D	2002-05	50.0%	50.0%	$0.0	$16.0	$8.0	60/336
Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	0.0	18.4	9.2	48/288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	168 / 348

Total(b)(f)						$0.0	$57.3	$24.8	276 / 972

See attached October 31, 2005 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2005
Under Construction (13)

				FCE				Cost at FCE
				Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Square Feet/
		Dev.(D)	Anticipated	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)	Number of
Property	Location	Acq.(A)	Opening	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Units	Pre-Leased %
						(in millions)
Retail Centers:
Northfield at Stapleton (p)	Denver, CO	D	Q4-05/Q1-06/ Q3-06	95.0%	97.4%	$176.7	$176.7	$172.1	1,117,000 (n)	60%
San Francisco Centre-Emporium(c)(j)	San Francisco, CA	D	Q3-06	50.0%	50.0%	0.0	425.0	212.5	964,000 (o)	67%
Bolingbrook South	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	109.3	109.3	109.3	698,000	30%

						$286.0	$711.0	$493.9	2,779,000

Office:
Illinois Science and Technology Park (r)	Skokie, IL	A/D	Q3-06	100.0%	100.0%	$77.5	$77.5	$77.5	673,000	0%
Edgeworth Building	Richmond, VA	D	Q4-06	100.0%	100.0%	35.2	35.2	35.2	166,000	48%
New York Times(c)	Manhattan, NY	D	Q2-07	28.0%	40.0%	0.0	415.0	166.0	734,000	0%

						$112.7	$527.7	$278.7	1,573,000

Residential:
Sterling Glen of Lynbrook (g)(k)	Lynbrook, NY	D	Q4-05	80.0%	80.0%	$30.8	$30.8	$24.6	100
Met Lofts (c)	Los Angeles, CA	D	Q4-05	50.0%	50.0%	0.0	65.4	32.7	264
1255 S. Michigan (Central Station)	Chicago, IL	D	Q1-06	100.0%	100.0%	126.6	126.6	126.6	502
Sterling Glen of Roslyn (g)(l)	Roslyn, NY	D	Q2-06	40.0%	80.0%	73.2	73.2	58.6	158
Ohana Military Communities(c)(e)	Honolulu, HI	D	2005-2008	10.0%	10.0%	0.0	316.5	31.7	1,952

						$230.6	$612.5	$274.2	2,976

										Pre-Sold %

Condominiums:
1100 Wilshire (c)	Los Angeles, CA	D	Q1-06	50.0%	50.0%	$0.0	$118.2	$59.1	228	66%
3800 Wilshire (c)	Los Angeles, CA	D	Q3-06	50.0%	50.0%	0.0	153.3	76.7	238	0%

						$0.0	$271.5	$135.8	466

Total Under Construction(b)(h)						$629.3	$2,122.7	$1,182.6

LESS: Above properties to be sold as condominiums						$0.0	$271.5	$135.8

Under Construction less Condominiums						$629.3	$1,851.2	$1,046.8

Residential Phased-In Units Under Construction:(c)(e)									Under Const./ Total

Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	96 / 288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	180 / 348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	16.4	8.2	162 / 162

Total(b)(q)						$0.0	$57.7	$25.0	438 / 798

     See attached October 31, 2005 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2005 Footnotes

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	Not used.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (GAAP) of $-0- of cost to the Company’s pro-rata share (a non-GAAP measure) of $24,800,000 of cost consists of the Company’s share of cost for unconsolidated investments of $24,800,000.

(g)	Supported-living property.

(h)	The difference between the full consolidation amount (GAAP) of $629,300,000 of cost to the Company’s pro-rata share (a non-GAAP measure) of $1,182,600,000 of cost consists of a reduction to full consolidation for minority interest of $25,400,000 of cost and the addition of its share of cost for unconsolidated investments of $578,700,000.

(i)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For these projects, the Company provides funding for certain of its partners’ equity contributions. The Company consolidates its investments in these projects in accordance with FIN No. 46 (R) at a consolidation percentage that is reflected in the Pro-Rata FCE % column. These advances entitle the Company to a preferred return on investment, which is payable from cash flows of each respective property. At the point the Company is no longer entitled to a preferred return on a particular joint venture because the partner’s advance has been repaid in full, the Company’s net assets will be adjusted to its intended ownership percentage (reflected in the FCE Legal Ownership % column) by recording a minority interest to reflect the amount of the partner’s claim on those net assets.

(j)	This project will also include an option to purchase the adjacent retail center totaling 508,000 square feet.

(k)	Formerly Tanglewood Crest.

(l)	Formerly Bryant Landing.

(m)	Formerly Subway Terminal.

(n)	Includes 39,000 square feet of office space.

(o)	Includes 235,000 square feet of office space.

(p)	Phased opening: Phase I opens Q4-05, Phase II opens Q1-06, Phase III opens Q3-06.

(q)	The difference between the full consolidation amount (GAAP) of $-0- of cost to the Company’s pro-rata share (a non-GAAP measure) of $25,000,000 of cost consists of Forest City’s share of cost for unconsolidated investments of $25,000,000.

(r)	Formerly Pfizer.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Mortgage Financings
Our primary capital strategy seeks to isolate the financial risk at the property level to maximize returns on our equity capital. All of our mortgage debt is nonrecourse, including our construction loans. We operate as a C-corporation and retain substantially all of our internally generated cash flows. We recycle this cash flow, together with refinancing and property sale proceeds to fund new development and acquisitions that drive favorable returns for our shareholders. This strategy provides us with the necessary liquidity to take advantage of investment opportunities.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term fixed rate financing for those real estate project loans which mature within the next 12 months as well as those real estate projects which are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2005 and 2006. During the nine months ended October 31, 2005, we completed the following financings:

			Plus Unconsolidated
		Less Minority	Investments at	Pro-Rata
Purpose of Financing	Full Consolidation	Interest	Pro-Rata	Consolidation
		(in thousands)
Refinancings	$512,360	$108,500	$34,934	$438,794
Development projects (commitment)/acquisitions	321,120	6,642	89,210	403,688
Loan extensions/additional fundings	89,122	5,568	7,764	91,318

	$922,602	$120,710	$131,908	$933,800

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of October 31, 2005

	Period Ending January 31,				Fiscal Year Ending January 31,
	2006				2007
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$17,962	$2,765	$21,948	$37,145	$325,144	$17,671	$20,242	$327,715
Weighted average rate	6.92%	7.31%	5.71%	6.18%	6.81%	6.92%	7.76%	6.86%

UDAG	10,695	46	10,728	21,377	8,361	173	1,350	9,538
Weighted average rate	3.98%	2.98%	8.00%	6.00%	0.21%	2.67%	1.00%	0.28%

Total fixed-rate debt	28,657	2,811	32,676	58,522	333,505	17,844	21,592	337,253

Variable:
Variable-rate debt	123,648	6,806	35,487	152,329	347,163	91,674	69,823	325,312
Weighted average rate	6.28%	5.77%	6.61%	6.38%	6.46%	6.86%	6.34%	6.32%

Tax-Exempt	20,261	1	5,061	25,321	94,773	5,867	31,705	120,611
Weighted average rate	3.59%	4.62%	4.03%	3.68%	3.88%	3.39%	4.06%	3.95%

Total variable-rate debt	143,909	6,807	40,548	177,650	441,936	97,541	101,528	445,923

Total Nonrecourse Mortgage Debt	$172,566	$9,618	$73,224	$236,172	$775,441	$115,385	$123,120	$783,176
Weighted Average Rate	5.89%	6.20%	6.37%	6.02%	6.22%	6.68%	5.93%	6.11%

	Fiscal Year Ending January 31,				Fiscal Year Ending January 31,
	2008				2009
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$156,883	$27,201	$99,033	$228,715	$182,698	$19,061	$90,896	$254,533
Weighted average rate	6.85%	6.95%	7.48%	7.11%	7.19%	7.00%	6.82%	7.08%

UDAG	728	180	—	548	726	188	948	1,486
Weighted average rate	2.56%	2.74%	—	2.50%	2.50%	2.80%	—	0.87%

Total fixed-rate debt	157,611	27,381	99,033	229,263	183,424	19,249	91,844	256,019

Variable:
Variable-rate debt	175,439	17,616	30,528	188,351	41,018	—	58,666	99,684
Weighted average rate	5.79%	5.38%	5.78%	5.82%	6.15%	—	6.54%	6.38%

Tax-Exempt	127,670	2,400	2,594	127,864	16,000	—	—	16,000
Weighted average rate	4.18%	4.23%	2.70%	4.15%	4.25%	—	—	4.25%

Total variable-rate debt	303,109	20,016	33,122	316,215	57,018	—	58,666	115,684

Total Nonrecourse Mortgage Debt	$460,720	$47,397	$132,155	$545,478	$240,442	$19,249	$150,510	$371,703
Weighted Average Rate	5.70%	6.21%	6.99%	5.97%	6.80%	6.96%	6.67%	6.74%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of October 31, 2005

	Fiscal Year Ending January 31,
	2010				Thereafter
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$253,020	$57,815	$97,375	$292,580	$2,408,169	$307,643	$235,150	$2,335,676
Weighted average rate	7.07%	7.44%	7.08%	7.00%	6.29%	6.57%	6.17%	6.24%

UDAG	724	197	—	527	82,358	18,563	—	63,795
Weighted average rate	2.44%	2.85%	—	2.28%	1.53%	1.28%	—	1.60%

Total fixed-rate debt	253,744	58,012	97,375	293,107	2,490,527	326,206	235,150	2,399,471

Variable:
Variable-rate debt	2,097	—	9,483	11,580	64,249	—	53,029	117,278
Weighted average rate	5.41%	—	5.16%	5.21%	5.48%	—	5.61%	5.54%

Tax-Exempt	—	—	40,000	40,000	587,781	34,378	44,000	597,403
Weighted average rate	—	—	3.24%	3.24%	3.98%	3.83%	3.60%	3.97%

Total variable-rate debt	2,097	—	49,483	51,580	652,030	34,378	97,029	714,681

Total Nonrecourse Mortgage Debt	$255,841	$58,012	$146,858	$344,687	$3,142,557	$360,584	$332,179	$3,114,152
Weighted Average Rate	7.04%	7.42%	5.91%	6.49%	5.72%	6.04%	5.74%	5.68%

	Total
			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,343,876	$432,156	$564,644	$3,476,364
Weighted average rate	6.48%	6.75%	6.70%	6.47%

UDAG	103,592	19,347	13,026	97,271
Weighted average rate	1.69%	1.34%	6.69%	2.43%

Total fixed-rate debt	3,447,468	451,503	577,670	3,573,635

Variable:
Variable-rate debt	753,614	116,096	257,016	894,534
Weighted average rate	6.17%	6.57%	6.16%	6.12%

Tax-Exempt	846,485	42,646	123,360	927,199
Weighted average rate	4.00%	3.79%	3.60%	3.95%

Total variable-rate debt	1,600,099	158,742	380,376	1,821,733

Total Nonrecourse Mortgage Debt	$5,047,567	$610,245	$958,046	$5,395,368
Weighted Average Rate	5.92%	6.34%	6.16%	5.91%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.
Consolidated Balance Sheet Information — October 31, 2005 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Assets
Real Estate
Completed rental properties	$6,132,282	$761,614	$894,747	$6,265,415
Projects under development	825,733	68,310	393,668	1,151,091
Land held for development or sale	99,120	3,038	103,742	199,824

Total Real Estate	7,057,135	832,962	1,392,157	7,616,330
Less accumulated depreciation	(965,475)	(143,906)	(263,983)	(1,085,552)

Real Estate, net	6,091,660	689,056	1,128,174	6,530,778

Cash and equivalents	117,831	19,731	15,818	113,918
Restricted cash	481,430	37,768	54,670	498,332
Notes and accounts receivable, net	233,514	48,127	(11,421)	173,966
Investments in and advances to affiliates	402,182	—	(164,062)	238,120
Other assets	486,814	32,896	97,982	551,900

Total Assets	$7,813,431	$827,578	$1,121,161	$8,107,014

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,047,567	$610,245	$958,046	$5,395,368
Notes payable	73,912	15,675	70,486	128,723
Bank revolving credit facility	100,000	—	—	100,000
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	653,466	93,189	92,629	652,906
Deferred income taxes	372,984	—	—	372,984

Total Liabilities	6,847,329	719,109	1,121,161	7,249,381

Minority Interest	108,469	108,469	—	—

Total Shareholders’ Equity	857,633	—	—	857,633

Total Liabilities and Shareholders’ Equity	$7,813,431	$827,578	$1,121,161	$8,107,014

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information — January 31, 2005 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Assets
Real Estate
Completed rental properties	$5,708,558	$843,631	$929,275	$5,794,202
Projects under development	634,441	20,300	255,124	869,265
Land held for development or sale	94,907	3,577	93,755	185,085

Total Real Estate	6,437,906	867,508	1,278,154	6,848,552
Less accumulated depreciation	(865,562)	(141,674)	(255,221)	(979,109)

Real Estate, net	5,572,344	725,834	1,022,933	5,869,443

Cash and equivalents	276,492	24,090	11,956	264,358
Restricted cash	347,267	28,478	57,296	376,085
Notes and accounts receivable, net	212,868	51,127	854	162,595
Investments in and advances to affiliates	415,234	—	(166,337)	248,897
Other assets	497,880	48,581	99,463	548,762

Total Assets	$7,322,085	$878,110	$1,026,165	$7,470,140

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$4,787,191	$649,959	$892,617	$5,029,849
Notes payable	93,432	16,529	51,706	128,609
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	587,274	115,849	81,842	553,267
Deferred income taxes	354,490	—	—	354,490

Total Liabilities	6,421,787	782,337	1,026,165	6,665,615

Minority Interest	95,773	95,773	—	—

Total Shareholders’ Equity	804,525	—	—	804,525

Total Liabilities and Shareholders’ Equity	$7,322,085	$878,110	$1,026,165	$7,470,140

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended October 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
Revenues from real estate operations	$291,236	$29,840	$81,644	$165	$343,205

Expenses
Operating expenses	175,354	15,892	49,633	274	209,369
Interest expense, including early extinguishment of debt	70,270	7,767	12,283	1,165	75,951
Amortization of mortgage procurement costs	3,564	757	688	—	3,495
Provision for decline in real estate	3,480	1,360	—	—	2,120
Depreciation and amortization	44,008	3,828	6,891	—	47,071

	296,676	29,604	69,495	1,439	338,006

Interest income	5,080	536	58	100	4,702

Equity in earnings of unconsolidated entities (Note 1)	16,113	—	(14,733)	—	1,380

Gain on disposition of rental properties and other investments	—	—	2,526	9,476	12,002

Earnings before income taxes	15,753	772	—	8,302	23,283

Income tax expense (benefit)
Current	(1,640)	—	—	(461)	(2,101)
Deferred	8,811	—	—	3,669	12,480

	7,171	—	—	3,208	10,379

Earnings before minority interest and discontinued operations	8,582	772	—	5,094	12,904

Minority interest	(772)	(772)	—	—	—

Earnings from continuing operations	7,810	—	—	5,094	12,904

Discontinued operations, net of tax:
Operating loss from rental properties	(720)	—	—	720	—
Gain on disposition of rental properties	5,814	—	—	(5,814)	—

	5,094	—	—	(5,094)	—

Net earnings	$12,904	$—	$—	$—	$12,904

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended October 31, 2005, one equity method investment was sold, Flower Park Plaza. A pre-tax gain of $2,526 ($1,550 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Nine Months Ended October 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
Revenues from real estate operations	$911,550	$94,263	$231,690	$3,209	$1,052,186

Expenses
Operating expenses	538,880	49,253	142,648	1,682	633,957
Interest expense, including early extinguishment of debt	213,817	23,030	38,721	2,236	231,744
Amortization of mortgage procurement costs	10,326	2,302	1,359	15	9,398
Provision for decline in real estate	6,100	1,406	704	—	5,398
Depreciation and amortization	130,383	11,822	29,683	863	149,107

	899,506	87,813	213,115	4,796	1,029,604

Interest income	18,819	1,713	505	100	17,711

Equity in earnings of unconsolidated entities (Note 1)	46,029	—	(40,103)	—	5,926

Gain on disposition of rental properties and other investments	606	—	21,023	9,476	31,105

Earnings before income taxes	77,498	8,163	—	7,989	77,324

Income tax expense (benefit)
Current	3,069	—	—	(498)	2,571
Deferred	15,884	—	—	3,585	19,469

	18,953	—	—	3,087	22,040

Earnings before minority interest and discontinued operations	58,545	8,163	—	4,902	55,284

Minority interest	(8,163)	(8,163)	—	—	—

Earnings from continuing operations	50,382	—	—	4,902	55,284

Discontinued operations, net of tax:
Operating loss from rental properties	(912)	—	—	912	—
Gain on disposition of rental properties	5,814	—	—	(5,814)	—

	4,902	—	—	(4,902)	—

Net earnings	$55,284	$—	$—	$—	$55,284

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the nine months ended October 31, 2005, three equity method investments were sold, Flower Park Plaza, Colony Place and Showcase, resulting in a pre-tax gain on disposition of $21,023 ($12,900 net of tax). This gain has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended October 31, 2004 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
Revenues from real estate operations	$250,317	$27,939	$67,448	$5,397	$295,223

Expenses
Operating expenses	148,693	17,127	39,402	2,807	173,775
Interest expense, including early extinguishment of debt	67,759	6,422	12,943	1,862	76,142
Amortization of mortgage procurement costs	3,764	671	429	39	3,561
Depreciation and amortization	37,190	2,582	6,248	1,164	42,020

	257,406	26,802	59,022	5,872	295,498

Interest income	28,907	2,536	156	67	26,594

Equity in earnings of unconsolidated entities (Note 1)	10,777	4	(8,582)	—	2,191

Gain on disposition of rental properties	—	—	—	31,397	31,397

Earnings before income taxes	32,595	3,677	—	30,989	59,907

Income tax expense (benefit)
Current	(9,005)	—	—	(324)	(9,329)
Deferred	20,742	—	—	12,563	33,305

	11,737	—	—	12,239	23,976

Earnings before minority interest and discontinued operations	20,858	3,677	—	18,750	35,931

Minority interest	(3,677)	(3,677)	—	—	—

Earnings from continuing operations (Note 1)	17,181	—	—	18,750	35,931

Discontinued operations, net of tax:
Operating earnings from Lumber Group	1,409	—	—	—	1,409
Operating loss from rental properties	(229)	—	—	229	—
Gain on disposition of rental properties	18,979	—	—	(18,979)	—

	20,159	—	—	(18,750)	1,409

Net earnings	$37,340	$—	$—	$—	$37,340

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended October 31, 2004, there were no equity method investments sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Nine Months Ended October 31, 2004 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
Revenues from real estate operations	$750,928	$107,607	$200,554	$20,658	$864,533

Expenses
Operating expenses	432,632	62,368	118,097	9,473	497,834
Interest expense, including early extinguishment of debt	183,126	20,538	37,722	6,837	207,147
Amortization of mortgage procurement costs	10,773	1,981	1,111	188	10,091
Depreciation and amortization	111,252	6,653	20,075	4,321	128,995

	737,783	91,540	177,005	20,819	844,067

Interest income	36,843	3,715	116	123	33,367

Equity in earnings of unconsolidated entities (Note 1)	60,671	—	(55,661)	—	5,010

Gain on disposition of rental properties	—	—	31,996	52,037	84,033

Earnings before income taxes	110,659	19,782	—	51,999	142,876

Income tax expense (benefit)
Current	(10,118)	—	—	116	(10,002)
Deferred	46,972	—	—	20,382	67,354

	36,854	—	—	20,498	57,352

Earnings before minority interest, discontinued operations, and cumulative effect of change in accounting principle	73,805	19,782	—	31,501	85,524

Minority interest	(19,782)	(19,782)	—	—	—

Earnings from continuing operations (Note 1)	54,023	—	—	31,501	85,524

Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	5,764	—	—	—	5,764
Operating earnings from rental properties	44	—	—	(44)	—
Loss on disposition of division of Lumber Group	(661)	—	—	—	(661)
Gain on disposition of rental properties	31,457	—	—	(31,457)	—

	36,604	—	—	(31,501)	5,103

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)

Net earnings	$79,366	$—	$—	$—	$79,366

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the nine months ended October 31, 2004, three equity method investments were sold, Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules on pages 26-27 present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control or are not the primary beneficiary and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	October 31,	January 31,
	2005	2005
	(in thousands)
Members’ and Partners’ equity, as below	$617,079	$619,670
Equity of other members and partners	453,017	453,333

Company’s investment in partnerships	164,062	166,337
Advances to partners and other affiliates (1)	238,120	248,897

Investments in and advances to affiliates	$402,182	$415,234

(1)	As is customary within the real estate industry, the Company invests in certain projects through joint ventures. The Company provides funding for certain of its partners’ equity contributions. The most significant partnership for which the Company provides funding relates to Forest City Ratner Companies, representing the Commercial Group’s New York City operations and one unconsolidated project reported in the Residential Group. The Company consolidates the majority of its investments in these Commercial Group projects. The Company’s partner is the President and Chief Executive Officer of Forest City Ratner Companies and is the cousin to five executive officers of the Company. At October 31, 2005 and January 31, 2005, amounts advanced for projects on behalf of this partner, collateralized solely by each respective partnership interest were $55,862 and $63,213, respectively, of the $238,120 and $248,897 presented above for “Advances to partners and other affiliates.” These advances entitle the Company to a preferred return on and of the outstanding balances, which are payable solely from cash flows of each respective property, as well as a deficit restoration obligation provided by the partner.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	October 31,	January 31,	October 31,	January 31,
	2005	2005	2005	2005
	(in thousands)		(in thousands)
Balance Sheet:
Completed rental properties	$1,816,350	$1,879,706	$894,747	$929,275
Projects under development	856,559	564,712	393,668	255,124
Land held for development or sale	194,038	177,080	103,742	93,755
Accumulated depreciation	(516,861)	(497,566)	(263,983)	(255,221)
Restricted cash	323,975	362,583	54,670	57,296
Other assets	515,708	542,567	102,379	112,273

Total Assets	$3,189,769	$3,029,082	$1,285,223	$1,192,502

Mortgage debt, nonrecourse	$2,094,517	$2,012,578	$958,046	$892,617
Other liabilities	478,173	396,834	163,115	133,548
Members’ and Partners’ equity	617,079	619,670	164,062	166,337

Total Liabilities and Members’/Partners’ Equity	$3,189,769	$3,029,082	$1,285,223	$1,192,502

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
Three Months Ended October 31,	2005	2004	2005	2004
		(in thousands)
Operations:
Revenues	$169,052	$140,565	$81,644	$67,448
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	1,380	2,191
Operating expenses	(101,352)	(84,547)	(49,633)	(39,402)
Interest expense	(24,747)	(26,505)	(12,283)	(12,943)
Depreciation and amortization	(16,239)	(16,529)	(7,579)	(6,677)
Interest income	214	2,340	58	156
Gain of disposition of operating properties (2)	4,094	—	2,526	—

Net Earnings (pre-tax)	$31,022	$15,324	$16,113	$10,773

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
Nine Months Ended October 31,	2005	2004	2005	2004
		(in thousands)
Operations:
Revenues	$498,307	$395,389	$231,690	$200,554
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	5,926	5,010
Operating expenses	(304,612)	(230,080)	(142,648)	(118,097)
Interest expense	(90,673)	(75,477)	(38,721)	(37,722)
Provision for decline in real estate	(704)	—	(704)	—
Depreciation and amortization	(74,494)	(44,877)	(31,042)	(21,186)
Interest income	7,164	2,977	505	116
Gain of disposition of operating properties (2)	85,802	61,427	21,023	31,996

Net Earnings (pre-tax)	$120,790	109,359	$46,029	$60,671

(2)	The following table shows the detail of gain on disposition of rental properties:

		Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
		(GAAP)		(non-GAAP)		(GAAP)		(non-GAAP)
		Three Months Ended October 31,				Nine Months Ended October 31,
		2005	2004	2005	2004	2005	2004	2005	2004
		(in thousands)				(in thousands)
Flower Park Plaza (Apartments)	(Santa Ana, California)	$4,094	$—	$2,526	$—	$4,094	$—	$2,526	$—
Colony Place (Apartments)	(Fort Myers, Florida)	—	—	—	—	10,703	—	5,352	—
Showcase (Specialty Retail Center)	(Las Vegas, Nevada)	—	—	—	—	71,005	—	13,145	—
Chapel Hill Mall (Regional Mall)	(Akron, Ohio)	—	—	—	—	—	56,455	—	27,943
Chapel Hill Suburban (Specialty Retail Center)	(Akron, Ohio)	—	—	—	—	—	1,831	—	915
Manhattan Town Center Mall (Regional Mall)	(Manhattan, Kansas)	—	—	—	—	—	3,141	—	3,138

Total		$4,094	$—	$2,526	$—	$85,802	$61,427	$21,023	$31,996

Results of Operations
Net Earnings — Net earnings for the three months ended October 31, 2005 were $12,904,000 versus $37,340,000 for the three months ended October 31, 2004. This variance to prior year is primarily attributable to:
•	Decrease of $18,979,000, net of tax and minority interest, related to the 2004 gains on disposition of three consolidated properties, Regency Towers, an apartment community located in Jackson, New Jersey, Pavilion, an office building located in San Jose, California and Flatbush Avenue, a specialty retail center in Brooklyn, New York;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•	Decrease of $11,840,000, net of tax and minority interest, related to Stapleton Land, LLC’s retained interest in a trust. Of this amount, $11,811,000 was earned in 2004 but attributable to other comprehensive income (“OCI”) in previous fiscal years and deferred until 2004 under the cost recovery method;

•	Increase in interest expense of $1,495,000, net of tax, as a result of the issuance of $150,000,000 senior notes in January of 2005;

•	Decrease of $1,409,000 related to the Lumber Group net earnings in the third quarter of last year with no corresponding amount in the current quarter due to the sale of Lumber Group in November of 2004; and

•	Increase in our current quarter loss of $1,335,000, net of tax, on our equity investment in the Nets, with third quarter 2004 results reflecting a shortened period as compared to the third quarter of 2005 due to the fact that the Nets investment closed on August 16, 2004.
These decreases were partially offset by the following increases:
•	Increase of $5,814,000, net of tax, in earnings from the current quarter gains on disposition of two consolidated properties, Cherrywood Village and Ranchstone, apartment communities located in Denver, Colorado;

•	Increase of $1,550,000, net of tax, related to the 2005 gain on disposition of the equity method property Flower Park Plaza, an apartment community located in Santa Ana, California;

•	Increase of $4,649,000, net of tax and minority interest, related to land sales reported in the Land Development Group; and

•	Increase of $3,760,000, net of tax and minority interest, in earnings from Commercial Group land sales primarily at Simi Valley in Simi Valley, California, and Wadsworth in Wadsworth, Ohio.
Net earnings for the nine months ended October 31, 2005 were $55,284,000 versus $79,366,000 for the nine months ended October 31, 2004. This variance to the prior year is primarily attributable to:
•	Decrease of $31,457,000, net of tax and minority interest, related to the 2004 gains on disposition of five consolidated properties, Regency Towers, Woodlake, a 534-unit apartment community located in Silver Spring, Maryland, Pavilion, Flatbush Avenue, and Hunting Park, a specialty retail center located in Philadelphia, Pennsylvania;

•	Decrease of $6,441,000, net of tax, compared to the same period last year as a result of the 2005 dispositions of three equity method properties Showcase, a specialty retail center located in Las Vegas Nevada, Colony Place, an apartment community located in Fort Myers, Florida and Flower Park Plaza at a gain of $12,900,000, net of tax, which only partially offset prior year gains of $19,341,000, net of tax, due to the dispositions of Manhattan Town Center Mall, a regional mall located in Manhattan, Kansas, Chapel Hill Suburban, a specialty retail center located in Akron, Ohio and Chapel Hill Mall, a regional mall located in Akron, Ohio;

•	Decrease of $13,745,000, net of tax and minority interest, related to Stapleton Land, LLC’s retained interest in a trust. Of this amount, $12,445,000 was earned in 2004 but attributable to OCI in previous fiscal years and deferred until 2004 under the cost recovery method. The remaining amount of $1,300,000 was earned and recognized during the three months ended October 31, 2004;

•	Increase of $9,443,000, net of tax, on our loss on our equity investment in the Nets which we did not own during the first half of 2004;

•	Decrease of $4,284,000, net of tax and minority interest, related to our development fee revenue at Twelve MetroTech Center in Brooklyn, New York that was recognized in the prior year and did not recur at the same level;

•	Decrease of $5,764,000 related to the Lumber Group net earnings last year with no corresponding amount in the current year due to the sale of Lumber Group in November of 2004;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•	Increase in interest expense of $4,486,000, net of tax, as a result of the issuance of $150,000,000 senior notes in January of 2005; and

•	Increase of $1,856,000, net of tax, related to a write-off of a portion of our enterprise resource planning project.
These decreases were partially offset by the following increases:
•	Increase of $21,722,000, net of tax and minority interest, related to the earnings from Commercial Group land sales primarily at Simi Valley and Wadsworth;

•	Increase of $11,261,000, net of tax, related to the prior year charge for cumulative effect of change in accounting principle as a result of our implementation of FIN No. 46 (R) which did not recur;

•	Increase of $10,616,000, net of tax and minority interest, related to land sales reported in the Land Development Group;

•	Increase of approximately $10,000,000 related to a favorable change in our effective tax rate due to tax law changes in the State of Ohio resulting in a one-time reduction of deferred income taxes; and

•	Increase of $5,814,000, net of tax, related to the 2005 gains on disposition of two consolidated residential properties, Cherrywood Village and Ranchstone.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group for the three months ended October 31, 2005 was $130,542,000 compared to $114,679,000 for the three months ended October 31, 2004, a 13.8% increase. NOI for the nine months ended October 31, 2005 was $403,627,000 versus $353,097,000 for the nine months ended October 31, 2004, a 14.3% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-46.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the combination of the Commercial Group and the Residential Group for the three months ended October 31, 2005 was $128,825,000 compared to $119,544,000 for the three months ended October 31, 2004, a 7.8% increase. NOI from combination of the Commercial Group and the Residential Group for the nine months ended October 31, 2005 was $398,645,000 versus $356,476,000 for the nine months ended October 31, 2004, a 11.8% increase. This increase over the comparable period in the prior year is primarily attributable the gain on land sales in our Commercial Group of $35,644,000 in 2005, as well as NOI generated from new properties which include three residential communities, three office buildings and four retail centers opened during the year ended January 31, 2005. Comparable NOI increased 2.5% compared to an increase of 2.1% for the prior year. Comparable NOI for our retail portfolio is up 2.5% from the prior year and our residential portfolio has generated an increase of 3.6%.
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from real estate operations of Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, below. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
EBDT for the third quarter of 2005 was $64,300,000 or $0.63 per share, an $18,300,000 decrease, or 22.2% on a per share basis compared with third quarter 2004 EBDT of $82,600,000, or $0.81 per share. The decrease was primarily attributable to the receipt and recognition of the Stapleton financing income of $11,900,000 that was earned in previous fiscal years and deferred until 2004, a decrease in the Residential Group of $9,200,000 due to a decrease in the tax benefit as a result of fluctuations in taxable income of $5,200,000 and rent-up deficits at newly-opened properties, an increase in our interest expense as a result of our $150,000,000 senior note offering in January 2005 of $1,500,000, a decrease of $1,400,000 for Lumber Group representing EBDT in the third quarter of last year with no corresponding EBDT in 2005 and increased losses for the Nets of $1,300,000. These decreases were partially offset by decreased project write-offs of $4,300,000 and the sale of outlot land in our Commercial Group of $3,700,000.
On a year-to-date basis EBDT was $196,800,000 or $1.92 per share, an $11,900,000 decrease, or 6.3% on a per share basis versus the comparable period EBDT in 2004 of $208,700,000, or $2.05 per share. The decrease was primarily attributable to Stapleton financing income earned in prior years and recognized in 2004 of $12,400,000, a decrease in the Residential Group of $11,400,000 due to a decrease in the tax benefit as a result of fluctuations in taxable income of $2,600,000 and rent-up deficits on newly-opened properties, increased losses of $9,400,000 for The Nets which we did not own until August of 2004, a decrease of $5,800,000 for Lumber Group representing EBDT in 2004 with no corresponding EBDT in 2005, decreased development fee income related to Twelve MetroTech located in Brooklyn, New York of $4,300,000, and increased interest expense as a result of our $150,000,000 senior note offering in January 2005 of $4,500,000. These decreases were offset by the sale of outlot land, and a development project in our Commercial Group of $17,300,000, decreased project write-offs of $4,300,000, and the sale of land at Twelve MetroTech of $4,300,000 as well as land sales in our Land Development Group of $8,900,000.
Summary of EBDT — The information in the tables on pages 33-46 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005	2004	2005	2004
	(in thousands)		(in thousands)
Net earnings	$12,904	$37,340	$55,284	$79,366
Depreciation and amortization — Real Estate Groups (5)	46,276	41,695	138,513	128,049
Depreciation and amortization — equity method investments (3)	—	—	—	237
Amortization of mortgage procurement costs — Real Estate Groups	3,026	3,372	8,659	9,685
Deferred income tax expense — Real Estate Groups (6)	12,906	34,540	17,892	65,949
Deferred income tax expense — Non Real-Estate Groups: (6)
Gain on disposition of other investments	—	—	174	—
Gain on disposition of Lumber Group	—	—	—	89

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	—	—	60	—
Gain on disposition included in discontinued operations	—	219	—	(140)
Gain on disposition recorded on equity method	220	—	8,147	(209)

Straight-line rent adjustment (4)	(1,200)	(3,184)	(6,183)	(2,646)
Provision for decline in real estate, net of minority interest	2,120	—	4,694	—
Provision for decline in real estate recorded on equity method	—	—	704	—
Gain on disposition recorded on equity method	(2,526)	—	(21,023)	(31,996)
Gain on disposition of other investments	—	—	(606)	—

Discontinued operations: (1)
Gain on disposition of rental properties	(9,476)	(31,625)	(9,476)	(52,931)
Loss on disposition of a division of Lumber Group	—	—	—	1,093
Minority interest — Gain on sale	—	228	—	894

Cumulative effect of change in accounting principle, net of tax	—	—	—	11,261

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$64,250	$82,585	$196,839	$208,701

1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

3)	Amount represents depreciation expense for certain properties accounted for on the equity method of accounting under both full consolidation and pro-rata consolidation (a non-GAAP financial measure). See our discussion of pro-rata consolidation in the news release. See Investments in and Advances to Affiliates on pages 26-27 for discussion of these properties.

4)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

5)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	Three Months Ended October 31,		Nine Months Ended October 31,		October 31,		October 31,
	2005	2004	2005	2004	2005	2004	2005	2004
Full Consolidation	$44,008	$37,190	$130,383	$111,252	$3,564	$3,764	$10,326	$10,773
Non-Real Estate Groups	(198)	(288)	(736)	(869)	(84)	(41)	(286)	(140)

Real Estate Groups Full Consolidation	43,810	36,902	129,647	110,383	3,480	3,723	10,040	10,633
Real Estate Groups related to minority interest	(3,828)	(2,582)	(11,822)	(6,653)	(757)	(671)	(2,302)	(1,981)
Real Estate Groups Equity Method	6,294	6,211	19,825	19,998	303	281	906	845
Real Estate Groups Discontinued Operations	—	1,164	863	4,321	—	39	15	188

Real Estate Groups Pro-Rata Consolidation	$46,276	$41,695	$138,513	$128,049	$3,026	$3,372	$8,659	$9,685

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(6) The following table provides detail of Income Tax Expense (Benefit):

			Three Months Ended October 31,		Nine Months Ended October 31,
			2005	2004	2005	2004
			(in thousands)		(in thousands)
(A	)	Operating earnings
		Current	$(1,860)	$(9,005)	$(5,138)	$(9,909)
		Deferred	8,875	20,742	17,820	34,108

			7,015	11,737	12,682	24,199

(B	)	Provision for decline in real estate
		Deferred	(819)	—	(1,814)	—
		Deferred-Equity method investment	—	—	(272)	—

			(819)	—	(2,086)	—

(C	)	Gain on disposition of other investments
		Current — Non-Real Estate Groups	—	—	60	—
		Deferred — Real Estate Groups	—	—	174	—

			—	—	234	—

(D	)	Gain on disposition recorded on equity method
		Current	220	—	8,147	(209)
		Deferred	755	—	(24)	12,864

			975	—	8,123	12,655

		Subtotal (A) (B) (C) (D)
		Current	(1,640)	(9,005)	3,069	(10,118)
		Deferred	8,811	20,742	15,884	46,972

		Income tax expense	7,171	11,737	18,953	36,854

(E	)	Discontinued operations — Rental Properties
		Operating earnings
		Current	(461)	(543)	(498)	(265)
		Deferred	7	364	(77)	183

			(454)	(179)	(575)	(82)

		Gain on disposition of rental properties
		Current	—	219	—	381
		Deferred	3,662	12,199	3,662	20,199

			3,662	12,418	3,662	20,580

			3,208	12,239	3,087	20,498

		Subtotal (A) (B) (C) (D) (E)
		Current	(2,101)	(9,329)	2,571	(10,002)
		Deferred	12,480	33,305	19,469	67,354

			10,379	23,976	22,040	57,352

(F	)	Discontinued operations — Lumber Group
		Operating earnings
		Current	—	2,289	—	4,212
		Deferred	—	(1,237)	—	(117)

			—	1,052	—	4,095

		Loss on disposition of a division of Lumber Group
		Current	—	—	—	(521)
		Deferred	—	—	—	89

			—	—	—	(432)

			—	1,052	—	3,663

		Subtotal (E)(F)	3,208	13,291	3,087	24,161

		Grand Total (A) (B) (C) (D) (E) (F)
		Current	(2,101)	(7,040)	2,571	(6,311)
		Deferred	12,480	32,068	19,469	67,326

			$10,379	$25,028	$22,040	$61,015

		Recap of Grand Total:
		Real Estate Groups
		Current	1,147	(6,608)	13,571	(3,222)
		Deferred	12,906	34,540	17,892	65,949

			14,053	27,932	31,463	62,727

		Non-Real Estate Groups
		Current	(3,248)	(432)	(11,000)	(3,089)
		Deferred	(426)	(2,472)	1,577	1,377

			(3,674)	(2,904)	(9,423)	(1,712)

		Grand Total	$10,379	$25,028	$22,040	$61,015

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$217,285	$24,623	$23,440	$—	$216,102	$56,184	$3,813	$30,672	$165	$83,208
Exclude straight-line rent adjustment	(3,202)	—	—	—	(3,202)	(43)	—	—	—	(43)

Adjusted revenues	214,083	24,623	23,440	—	212,900	56,141	3,813	30,672	165	83,165

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	117,070	12,709	13,659	—	118,020	37,303	2,486	17,546	274	52,637
Exclude straight-line rent adjustment	(2,045)	—	—	—	(2,045)	—	—	—	—	—

Adjusted operating expenses	115,025	12,709	13,659	—	115,975	37,303	2,486	17,546	274	52,637

Add interest income	1,067	294	(252)	—	521	877	(12)	218	100	1,207

Add equity in earnings of unconsolidated entities	2,234	—	(2,394)	—	(160)	4,397	—	(4,593)	—	(196)

Remove gain on disposition recorded on equity method	—	—	—	—	—	(2,526)	—	2,526	—	—

Add back equity method depreciation and amortization expense	2,717	—	(2,717)	—	—	3,880	—	(3,880)	—	—

Net operating income	105,076	12,208	4,418	—	97,286	25,466	1,315	7,397	(9)	31,539

Interest expense, including early extinguishment of debt	44,255	5,904	4,418	—	42,769	13,943	1,807	7,397	1,165	20,698

Income tax expense (benefit)	1,823	—	—	—	1,823	(1,403)	—	—	(461)	(1,864)

Minority interest in earnings before depreciation and amortization	6,304	6,304	—	—	—	(492)	(492)	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	(713)	—	—	713	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,694	$—	$—	$—	$52,694	$12,705	$—	$—	$—	$12,705

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,694	$—	$—	$—	$52,694	$12,705	$—	$—	$—	$12,705

Depreciation and amortization — Real Estate Groups	(32,395)	—	—	—	(32,395)	(13,840)	—	—	—	(13,840)

Amortization of mortgage procurement costs — Real Estate Groups	(2,409)	—	—	—	(2,409)	(617)	—	—	—	(617)

Deferred taxes — Real Estate Groups	(6,388)	—	—	—	(6,388)	(91)	—	—	7	(84)

Straight-line rent adjustment	1,157	—	—	—	1,157	43	—	—	—	43

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	1,551	5,814	7,365

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,301)	—	—	—	(1,301)

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	1,551	—	(1,551)	—	—

Discontinued operations, net of tax:
Deferred taxes — Real Estate Groups	—	—	—	—	—	7	—	—	(7)	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$12,659	$—	$—	$—	$12,659	$4,271	$—	$—	$—	$4,271

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$17,767	$1,404	$25,005	$—	$41,368	$—	$—	$2,527	$—	$2,527
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	17,767	1,404	25,005		41,368			2,527		2,527

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	11,392	697	13,580	—	24,275	—	—	5,830	—	5,830
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	11,392	697	13,580	—	24,275	—	—	5,830	—	5,830

Add interest income	2,685	254	40	—	2,471	—	—	52	—	52

Add equity in earnings of unconsolidated entities	13,263	—	(11,513)	—	1,750	(3,781)	—	3,767	—	(14)

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	22,323	961	(48)	—	21,314	(3,781)	—	516	—	(3,265)

Interest expense, including early extinguishment of debt	1,492	56	(48)	—	1,388	—	—	516	—	516

Income tax expense (benefit)	5,446	—	—	—	5,446	(1,461)	—	—	—	(1,461)

Minority interest in earnings before depreciation and amortization	905	905	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$14,480	$—	$—	$—	$14,480	$(2,320)	$—	$—	$—	$(2,320)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$14,480	$—	$—	$—	$14,480	$(2,320)	$—	$—	$—	$(2,320)

Depreciation and amortization — Real Estate Groups	(41)	—	—	—	(41)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(2,593)	—	—	—	(2,593)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax:
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$11,846	$—	$—	$—	$11,846	$(2,320)	$—	$—	$—	$(2,320)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$291,236	$29,840	$81,644	$165	$343,205
Exclude straight-line rent adjustment	—	—	—	—	—	(3,245)	—	—	—	(3,245)

Adjusted revenues	—	—	—	—	—	287,991	29,840	81,644	165	339,960

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	9,871	—	—	—	9,871	175,636	15,892	50,615	274	210,633
Exclude straight-line rent adjustment	—	—	—	—	—	(2,045)	—	—	—	(2,045)

Adjusted operating expenses	9,871	—	—	—	9,871	173,591	15,892	50,615	274	208,588

Add interest income	451	—	—	—	451	5,080	536	58	100	4,702

Add equity in earnings of unconsolidated entities	—	—	—	—	—	16,113	—	(14,733)	—	1,380

Remove gain on disposition recorded on equity method	—	—	—	—	—	(2,526)	—	2,526	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	6,597	—	(6,597)	—	—

Net operating income	(9,420)	—	—	—	(9,420)	139,664	14,484	12,283	(9)	137,454

Interest expense, including early extinguishment of debt	10,580	—	—	—	10,580	70,270	7,767	12,283	1,165	75,951

Income tax expense (benefit)	(6,691)	—	—	—	(6,691)	(2,286)	—	—	(461)	(2,747)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,717	6,717	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	(713)	—	—	713	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,309)	$—	$—	$—	$(13,309)	$64,250	$—	$—	$—	$64,250

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,309)	$—	$—	$—	$(13,309)	$64,250	$—	$—	$—	$64,250

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(46,276)	—	—	—	(46,276)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(3,026)	—	—	—	(3,026)

Deferred taxes — Real Estate Groups	(243)	—	—	—	(243)	(9,315)	—	—	7	(9,308)

Straight-line rent adjustment	—	—	—	—	—	1,200	—	—	—	1,200

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	1,551	5,814	7,365

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,301)	—	—	—	(1,301)

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	1,551	—	(1,551)	—	—

Discontinued operations, net of tax:
Deferred taxes — Real Estate Groups	—	—	—	—	—	7	—	—	(7)	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$(13,552)	$—	$—	$—	$(13,552)	$12,904	$—	$—	$—	$12,904

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$670,822	$77,711	$73,309	$—	$666,420	$163,487	$11,499	$91,247	$3,209	$246,444
Exclude straight-line rent adjustment	(11,960)	—	—	—	(11,960)	(29)	—	—	—	(29)

Adjusted revenues	658,862	77,711	73,309	—	654,460	163,458	11,499	91,247	3,209	246,415

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	358,678	38,945	41,023	—	360,756	107,765	7,721	51,128	1,682	152,854
Exclude straight-line rent adjustment	(5,806)	—	—	—	(5,806)	—	—	—	—	—

Adjusted operating expenses	352,872	38,945	41,023	—	354,950	107,765	7,721	51,128	1,682	152,854

Add interest income	3,328	589	(710)	—	2,029	2,566	14	937	100	3,589

Add equity in earnings of unconsolidated entities	22,337	—	(22,105)	—	232	13,301	—	(13,577)	—	(276)

Remove gain on disposition recorded on equity method	(13,145)	—	13,145	—	—	(7,878)	—	7,878	—	—

Add back provision for decline in real estate recorded on equity method	704	—	(704)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	8,466	—	(8,466)	—	—	12,265	—	(12,265)	—	—

Net operating income	327,680	39,355	13,446	—	301,771	75,947	3,792	23,092	1,627	96,874

Interest expense, including early extinguishment of debt	137,644	18,637	13,446	—	132,453	38,380	4,090	23,092	2,236	59,618

Income tax expense (benefit)	9,083	—	—	—	9,083	(6,427)	—	—	(498)	(6,925)

Minority interest in earnings before depreciation and amortization	20,718	20,718	—	—	—	(298)	(298)	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	(111)	—	—	111	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$160,235	$—	$—	$—	$160,235	$44,181	$—	$—	$—	$44,181

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$160,235	$—	$—	$—	$160,235	$44,181	$—	$—	$—	$44,181

Depreciation and amortization — Real Estate Groups	(97,384)	—	—	—	(97,384)	(40,120)	—	—	(863)	(40,983)

Amortization of mortgage procurement costs — Real Estate Groups	(6,695)	—	—	—	(6,695)	(1,949)	—	—	(15)	(1,964)

Deferred taxes — Real Estate Groups	(11,823)	—	—	—	(11,823)	(744)	—	—	(77)	(821)

Straight-line rent adjustment	6,154	—	—	—	6,154	29	—	—	—	29

Gain on disposition of rental properties and other investments, net of tax	—	—	8,064	—	8,064	—	—	4,836	5,814	10,650

Provision for decline in real estate, net of tax and minority interest	(920)	—	(432)	—	(1,352)	(1,960)	—	—	—	(1,960)

Gain on disposition recorded on equity method, net of tax	8,064	—	(8,064)	—	—	4,836	—	(4,836)	—	—

Provision for decline in real estate recorded on equity method, net of tax	(432)	—	432	—	—	—	—	—	—	—

Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(863)	—	—	863	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(15)	—	—	15	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(77)	—	—	77	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$57,199	$—	$—	$—	$57,199	$9,132	$—	$—	$—	$9,132

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$77,241	$5,053	$47,335	$—	$119,523	$—	$—	$19,799	$—	$19,799
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	77,241	5,053	47,335	—	119,523	—	—	19,799	—	19,799

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	46,313	2,587	25,866	—	69,592	—	—	34,942	—	34,942
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	46,313	2,587	25,866	—	69,592	—	—	34,942	—	34,942

Add interest income	11,502	1,110	111	—	10,503	—	—	167	—	167

Add equity in earnings of unconsolidated entities	27,388	—	(21,389)	—	5,999	(16,997)	—	16,968	—	(29)

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	69,818	3,576	191	—	66,433	(16,997)	—	1,992	—	(15,005)

Interest expense, including early extinguishment of debt	5,627	303	191	—	5,515	—	—	1,992	—	1,992

Income tax expense (benefit)	21,739	—	—	—	21,739	(6,569)	—	—	—	(6,569)

Minority interest in earnings before depreciation and amortization	3,273	3,273	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$39,179	$—	$—	$—	$39,179	$(10,428)	$—	$—	$—	$(10,428)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$39,179	$—	$—	$—	$39,179	$(10,428)	$—	$—	$—	$(10,428)

Depreciation and amortization — Real Estate Groups	(146)	—	—	—	(146)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(1,633)	—	—	—	(1,633)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$37,400	$—	$—	$—	$37,400	$(10,428)	$—	$—	$—	$(10,428)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$911,550	$94,263	$231,690	$3,209	$1,052,186
Exclude straight-line rent adjustment	—	—	—	—	—	(11,989)	—	—	—	(11,989)

Adjusted revenues	—	—	—	—	—	899,561	94,263	231,690	3,209	1,040,197

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	27,146	—	—	—	27,146	539,902	49,253	152,959	1,682	645,290
Exclude straight-line rent adjustment	—	—	—	—	—	(5,806)	—	—	—	(5,806)

Adjusted operating expenses	27,146	—	—	—	27,146	534,096	49,253	152,959	1,682	639,484

Add interest income	1,423	—	—	—	1,423	18,819	1,713	505	100	17,711

Add equity in earnings of unconsolidated entities	—	—	—	—	—	46,029	—	(40,103)	—	5,926

Remove gain on disposition recorded on equity method	—	—	—	—	—	(21,023)	—	21,023	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	704	—	(704)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	20,731	—	(20,731)	—	—

Net operating income	(25,723)	—	—	—	(25,723)	430,725	46,723	38,721	1,627	424,350

Interest expense, including early extinguishment of debt	32,166	—	—	—	32,166	213,817	23,030	38,721	2,236	231,744

Income tax expense (benefit)	(21,561)	—	—	—	(21,561)	(3,735)	—	—	(498)	(4,233)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	23,693	23,693	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	(111)	—	—	111	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(36,328)	$—	$—	$—	$(36,328)	$196,839	$—	$—	$—	$196,839

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(36,328)	$—	$—	$—	$(36,328)	$196,839	$—	$—	$—	$196,839

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(137,650)	—	—	(863)	(138,513)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(8,644)	—	—	(15)	(8,659)

Deferred taxes — Real Estate Groups	(2,063)	—	—	—	(2,063)	(16,263)	—	—	(77)	(16,340)

Straight-line rent adjustment	—	—	—	—	—	6,183	—	—	—	6,183

Gain on disposition of rental properties and other investments, net of tax	372	—	—	—	372	372	—	12,900	5,814	19,086

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(2,880)	—	(432)	—	(3,312)

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	12,900	—	(12,900)	—	—

Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	(432)	—	432	—	—

Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(863)	—	—	863	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(15)	—	—	15	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(77)	—	—	77	—
Gain on disposition of rental properties	—	—	—	—	—	5,814	—	—	(5,814)	—

Net earnings	$(38,019)	$—	$—	$—	$(38,019)	$55,284	$—	$—	$—	$55,284

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$178,195	$22,679	$26,080	$970	$182,566	$50,369	$3,756	$29,510	$4,427	$80,550
Exclude straight-line rent adjustment	(4,995)	—	—	(202)	(5,197)	80	—	—	—	80

Adjusted revenues	173,200	22,679	26,080	768	177,369	50,449	3,756	29,510	4,427	80,630

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	96,068	13,823	14,634	422	97,301	32,680	2,613	16,022	2,385	48,474
Exclude straight-line rent adjustment	(1,942)	—	—	9	(1,933)	—	—	—	—	—

Adjusted operating expenses	94,126	13,823	14,634	431	95,368	32,680	2,613	16,022	2,385	48,474

Add interest income	3,672	71	(167)	30	3,464	678	16	257	37	956

Add equity in earnings of unconsolidated entities	4,152	4	(3,739)	—	409	2,842	—	(2,284)	—	558

Add back equity method depreciation and amortization expense	2,621	—	(2,621)	—	—	3,871	—	(3,871)	—	—

Net operating income	89,519	8,931	4,919	367	85,874	25,160	1,159	7,590	2,079	33,670

Interest expense, including early extinguishment of debt	45,069	5,264	4,919	157	44,881	10,570	993	7,590	1,705	18,872

Income tax expense (benefit)	(8,003)	—	—	(404)	(8,407)	(6,932)	—	—	(139)	(7,071)

Minority interest in earnings before depreciation and amortization	3,667	3,667	—	—	—	166	166	—	—	—

Add: EBDT from discontinued operations	614	—	—	(614)	—	513	—	—	(513)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$49,400	$—	$—	$—	$49,400	$21,869	$—	$—	$—	$21,869

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$49,400	$—	$—	$—	$49,400	$21,869	$—	$—	$—	$21,869

Depreciation and amortization — Real Estate Groups	(28,181)	—	—	(183)	(28,364)	(12,309)	—	—	(981)	(13,290)

Amortization of mortgage procurement costs — Real Estate Groups	(2,610)	—	—	(27)	(2,637)	(723)	—	—	(12)	(735)

Deferred taxes — Real Estate Groups	(13,545)	—	—	(473)	(14,018)	(7,233)	—	—	109	(7,124)

Straight-line rent adjustment	3,053	—	—	211	3,264	(80)	—	—	—	(80)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	3,631	3,631	—	—	—	15,348	15,348

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(183)	—	—	183	—	(981)	—	—	981	—
Amortization of mortgage procurement costs — Real Estate Groups	(27)	—	—	27	—	(12)	—	—	12	—
Deferred taxes — Real Estate Groups	(473)	—	—	473	—	109	—	—	(109)	—
Straight-line rent adjustment	211	—	—	(211)	—	—	—	—	—	—
Gain on disposition of rental properties	3,631	—	—	(3,631)	—	15,348	—	—	(15,348)	—

Net earnings	$11,276	$—	$—	$—	$11,276	$15,988	$—	$—	$—	$15,988

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2004 (in thousands) (continued)

	Land Development Group 2004					Lumber Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$21,749	$1,504	$11,838	$—	$32,083	$—	$—	$—	$—	$—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	21,749	1,504	11,838	—	32,083	—	—	—	—	—

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	10,914	691	7,391	—	17,614	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	10,914	691	7,391	—	17,614	—	—	—	—	—

Add interest income	24,552	2,449	20	—	22,123	—	—	—	—	—

Add equity in earnings of unconsolidated entities	5,413	—	(4,189)	—	1,224	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	40,800	3,262	278	—	37,816	—	—	—	—	—

Interest expense, including early extinguishment of debt	2,446	165	278	—	2,559	—	—	—	—	—

Income tax expense (benefit)	8,418	—	—	—	8,418	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	3,097	3,097	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	1,409	—	—	—	1,409

Earnings before depreciation, amortization and deferred taxes (EBDT)	$26,839	$—	$—	$—	$26,839	$1,409	$—	$—	$—	$1,409

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$26,839	$—	$—	$—	$26,839	$1,409	$—	$—	$—	$1,409

Depreciation and amortization — Real Estate Groups	(41)	—	—	—	(41)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(5,558)	—	—	—	(5,558)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$21,240	$—	$—	$—	$21,240	$1,409	$—	$—	$—	$1,409

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2004 (in thousands) (continued)

	The Nets 2004					Corporate Activities 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$20	$—	$20	$4	$—	$—	$—	$4
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	—	—	20	—	20	4	—	—	—	4

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	—	—	1,540	—	1,540	9,360	—	—	—	9,360
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	—	—	1,540	—	1,540	9,360	—	—	—	9,360

Add interest income	—	—	46	—	46	5	—	—	—	5

Add equity in earnings of unconsolidated entities	(1,630)	—	1,630	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	(1,630)	—	156	—	(1,474)	(9,351)	—	—	—	(9,351)

Interest expense, including early extinguishment of debt	—	—	156	—	156	9,674	—	—	—	9,674

Income tax expense (benefit)	(645)	—	—	—	(645)	(3,078)	—	—	—	(3,078)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(985)	$—	$—	$—	$(985)	$(15,947)	$—	$—	$—	$(15,947)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(985)	$—	$—	$—	$(985)	$(15,947)	$—	$—	$—	$(15,947)

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	—	—	—	—	—	4,359	—	—	—	4,359

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$(985)	$—	$—	$—	$(985)	$(11,588)	$—	$—	$—	$(11,588)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2004 (in thousands) (continued)

	Total 2004
			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$250,317	$27,939	$67,448	$5,397	$295,223
Exclude straight-line rent adjustment	(4,915)	—	—	(202)	(5,117)

Adjusted revenues	245,402	27,939	67,448	5,195	290,106

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	149,022	17,127	39,587	2,807	174,289
Exclude straight-line rent adjustment	(1,942)	—	—	9	(1,933)

Adjusted operating expenses	147,080	17,127	39,587	2,816	172,356

Add interest income	28,907	2,536	156	67	26,594

Add equity in earnings of unconsolidated entities	10,777	4	(8,582)	—	2,191

Add back equity method depreciation and amortization expense	6,492	—	(6,492)	—	—

Net operating income	144,498	13,352	12,943	2,446	146,535

Interest expense, including early extinguishment of debt	67,759	6,422	12,943	1,862	76,142

Income tax expense (benefit)	(10,240)	—	—	(543)	(10,783)

Minority interest in earnings before depreciation and amortization	6,930	6,930	—	—	—

Add: EBDT from discontinued operations	2,536	—	—	(1,127)	1,409

Earnings before depreciation, amortization and deferred taxes (EBDT)	$82,585	$—	$—	$—	$82,585

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$82,585	$—	$—	$—	$82,585

Depreciation and amortization — Real Estate Groups	(40,531)	—	—	(1,164)	(41,695)

Amortization of mortgage procurement costs — Real Estate Groups	(3,333)	—	—	(39)	(3,372)

Deferred taxes — Real Estate Groups	(21,977)	—	—	(364)	(22,341)

Straight-line rent adjustment	2,973	—	—	211	3,184

Gain on disposition of rental properties and other investments, net of tax	—	—	—	18,979	18,979

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(1,164)	—	—	1,164	—
Amortization of mortgage procurement costs — Real Estate Groups	(39)	—	—	39	—
Deferred taxes — Real Estate Groups	(364)	—	—	364	—
Straight-line rent adjustment	211	—	—	(211)	—
Gain on disposition of rental properties	18,979	—	—	(18,979)	—

Net earnings	$37,340	$—	$—	$—	$37,340

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$534,234	$92,296	$76,908	$6,165	$525,011	$145,608	$10,927	$87,965	$14,493	$237,139
Exclude straight-line rent adjustment	(10,200)	—	—	(849)	(11,049)	148	—	—	—	148

Adjusted revenues	524,034	92,296	76,908	5,316	513,962	145,756	10,927	87,965	14,493	237,287

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	275,501	52,498	45,211	1,898	270,112	92,605	7,496	48,280	7,575	140,964
Exclude straight-line rent adjustment	(8,250)	—	—	(5)	(8,255)	—	—	—	—	—

Adjusted operating expenses	267,251	52,498	45,211	1,893	261,857	92,605	7,496	48,280	7,575	140,964

Add interest income	4,886	738	(491)	67	3,724	1,841	13	490	56	2,374

Add equity in earnings of unconsolidated entities	40,014	—	(38,920)	—	1,094	7,338	—	(6,719)	—	619

Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	8,868	—	(8,868)	—	—	12,212	—	(11,975)	—	237

Net operating income	278,555	40,536	15,414	3,490	256,923	74,542	3,444	21,481	6,974	99,553

Interest expense, including early extinguishment of debt	121,785	17,774	15,414	1,553	120,978	29,273	2,513	21,481	5,284	53,525

Income tax expense (benefit)	(4,708)	—	—	(89)	(4,797)	(9,336)	—	—	(176)	(9,512)

Minority interest in earnings before depreciation and amortization	22,762	22,762	—	—	—	931	931	—	—	—

Add: EBDT from discontinued operations	2,026	—	—	(2,026)	—	1,866	—	—	(1,866)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$140,742	$—	$—	$—	$140,742	$55,540	$—	$—	$—	$55,540

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$140,742	$—	$—	$—	$140,742	$55,540	$—	$—	$—	$55,540

Depreciation and amortization — Real Estate Groups	(86,487)	—	—	(814)	(87,301)	(37,487)	—	—	(3,507)	(40,994)

Amortization of mortgage procurement costs — Real Estate Groups	(7,276)	—	—	(138)	(7,414)	(2,221)	—	—	(50)	(2,271)

Deferred taxes — Real Estate Groups	(22,472)	—	—	(746)	(23,218)	(10,411)	—	—	563	(9,848)

Straight-line rent adjustment	1,950	—	—	844	2,794	(148)	—	—	—	(148)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	4,322	4,322	—	—	—	27,135	27,135

Gain on disposition recorded on equity method, net of tax	19,341	—	—	—	19,341	—	—	—	—	—

Cumulative effect of change in accounting principle, net of tax	(477)	—	—	—	(477)	(10,784)	—	—	—	(10,784)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(814)	—	—	814	—	(3,507)	—	—	3,507	—
Amortization of mortgage procurement costs — Real Estate Groups	(138)	—	—	138	—	(50)	—	—	50	—
Deferred taxes — Real Estate Groups	(746)	—	—	746	—	563	—	—	(563)	—
Straight-line rent adjustment	844	—	—	(844)	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	4,322	—	—	(4,322)	—	27,135	—	—	(27,135)	—

Net earnings	$48,789	$—	$—	$—	$48,789	$18,630	$—	$—	$—	$18,630

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2004 (in thousands) (continued)

	Land Development Group 2004					Lumber Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$71,082	$4,384	$35,661	$—	$102,359	$—	$—	$—	$—	$—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	71,082	4,384	35,661	—	102,359	—	—	—	—	—

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	41,978	2,374	23,409	—	63,013	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	41,978	2,374	23,409	—	63,013	—	—	—	—	—

Add interest income	30,017	2,964	71	—	27,124	—	—	—	—	—

Add equity in earnings of unconsolidated entities	14,949	—	(11,652)	—	3,297

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	74,070	4,974	671	—	69,767	—	—	—	—	—

Interest expense, including early extinguishment of debt	5,165	251	671	—	5,585	—	—	—	—	—

Income tax expense (benefit)	21,505	—	—	—	21,505	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	4,723	4,723	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	5,764	—	—	—	5,764

Earnings before depreciation, amortization and deferred taxes (EBDT)	$42,677	$—	$—	$—	$42,677	$5,764	$—	$—	$—	$5,764

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$42,677	$—	$—	$—	$42,677	$5,764	$—	$—	$—	$5,764

Depreciation and amortization — Real Estate Groups	9	—	—	—	9	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(3,998)	—	—	—	(3,998)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$38,688	$—	$—	$—	$38,688	$5,103	$—	$—	$—	$5,103

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2004 (in thousands) (continued)

	The Nets 2004					Corporate Activities 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$20	$—	$20	$4	$—	$—	$—	$4
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	—	—	20	—	20	4	—	—	—	4

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	—	—	1,540	—	1,540	23,557	—	—	—	23,557
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	—	—	1,540	—	1,540	23,557	—	—	—	23,557

Add interest income	—	—	46	—	46	99	—	—	—	99

Add equity in earnings of unconsolidated entities	(1,630)	—	1,630	—	—	—	—	—	—	—

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	(1,630)	—	156	—	(1,474)	(23,454)	—	—	—	(23,454)

Interest expense, including early extinguishment of debt	—	—	156	—	156	26,903	—	—	—	26,903

Income tax expense (benefit)	(645)	—	—	—	(645)	(15,320)	—	—	—	(15,320)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(985)	$—	$—	$—	$(985)	$(35,037)	$—	$—	$—	$(35,037)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(985)	$—	$—	$—	$(985)	$(35,037)	$—	$—	$—	$(35,037)

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	—	—	—	—	—	4,178	—	—	—	4,178

Straight-line rent adjustment

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes – Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$(985)	$—	$—	$—	$(985)	$(30,859)	$—	$—	$—	$(30,859)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2004 (in thousands) (continued)

	Total 2004
			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$750,928	$107,607	$200,554	$20,658	$864,533
Exclude straight-line rent adjustment	(10,052)	—	—	(849)	(10,901)

Adjusted revenues	740,876	107,607	200,554	19,809	853,632

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	433,641	62,368	118,440	9,473	499,186
Exclude straight-line rent adjustment	(8,250)	—	—	(5)	(8,255)

Adjusted operating expenses	425,391	62,368	118,440	9,468	490,931

Add interest income	36,843	3,715	116	123	33,367

Add equity in earnings of unconsolidated entities	60,671	—	(55,661)	—	5,010

Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—

Add back equity method depreciation and amortization expense	21,080	—	(20,843)	—	237

Net operating income	402,083	48,954	37,722	10,464	401,315

Interest expense, including early extinguishment of debt	183,126	20,538	37,722	6,837	207,147

Income tax expense (benefit)	(8,504)	—	—	(265)	(8,769)

Minority interest in earnings before depreciation and amortization	28,416	28,416	—	—	—

Add: EBDT from discontinued operations	9,656	—	—	(3,892)	5,764

Earnings before depreciation, amortization and deferred taxes (EBDT)	$208,701	$—	$—	$—	$208,701

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$208,701	$—	$—	$—	$208,701

Depreciation and amortization — Real Estate Groups	(123,965)	—	—	(4,321)	(128,286)

Amortization of mortgage procurement costs — Real Estate Groups	(9,497)	—	—	(188)	(9,685)

Deferred taxes — Real Estate Groups	(32,703)	—	—	(183)	(32,886)

Straight-line rent adjustment	1,802	—	—	844	2,646

Gain on disposition of rental properties and other investments, net of tax	—	—	—	31,457	31,457

Gain on disposition recorded on equity method, net of tax	19,341	—	—	—	19,341

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(4,321)	—	—	4,321	—
Amortization of mortgage procurement costs — Real Estate Groups	(188)	—	—	188	—
Deferred taxes — Real Estate Groups	(183)	—	—	183	—
Straight-line rent adjustment	844	—	—	(844)	—
Loss on disposition of division of Lumber Group	(661)	—	—	—	(661)
Gain on disposition of rental properties	31,457	—	—	(31,457)	—

Net earnings	$79,366	$—	$—	$—	$79,366